Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarter Report of Addentax Group Corp. (the “Company”), on Form 10-Q/A for the quarter ended December 31, 2017, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Hong Zhida, Principal Executive Officer and Principal Accounting Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Such Quarter Report on Form 10-Q/A for the quarter ended December 31, 2017, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in such Quarter Report on Form 10-Q/A for the quarter ended December 31, 2017, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2018	By:	/s/ Hong Zhida
Hong Zhida
President, Treasurer, Secretary and Director (Principal Executive, Financial and Accounting Officer)